UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into Material Definitive Agreements.

The information set forth under Item 2.01 below is hereby incorporated by reference into this Item l.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 9, 2018, we, SPAR Group, Inc. ("SGRP" or the "Registrant"), and its subsidiaries (together with SGRP, "we", "our" or the "Company"), completed its acquisition of a 51% equity interest (the "Acquisition") in Resource Plus, Inc. ("RPI"), a supplier of professional fixture installation and product merchandising services; and a 51% equity interest in both of its sister companies, Mobex of North Florida, Inc. ("Mobex "), a proprietary retail fixture mobilization system manufacturer, and Leasex, LLC ("Leasex "), a company formed to lease Mobex's proprietary equipment. RPI owns a 70% interest in BDA Resource, LLC, a Florida limited liability company ("BDA"), and RPI, Leasex, Mobex and BDA may be referred to individually and collectively as "Resource Plus".

SGRP's subsidiary, SPAR Marketing Force, Inc. ("SMF"), purchased those equity interests in Resource Plus from Joseph L. Paulk and Richard Justus pursuant to separate Stock Purchase Agreements each dated as of October 13, 2017 (each a "SPA"), which were subject to due diligence and completion of definitive documents. The base purchase prices under the SPAs for those Resource Plus equity interests were $3,000,000 for Mr. Paulk and $150,000 for Mr. Justus, subject to adjustment and potential bonuses as provided in their respective SPAs. At the closing on January 9, 2018, Mr. Paulk received the base purchase price in $400,000 cash and a Promissory Note for $2,600,000; and Mr. Justus received the base purchase price in $50,000 cash and a Promissory Note for $100,000. Those notes were issued by SMF, guarantied by SGRP pursuant to separate Guaranties, and secured by SMF pursuant to separate Securities Pledge and Escrow Agreements to the sellers of the respective acquired equity interests, with each of those documents dated and effective as of January 1, 2018. Mr. Paulk's note is repayable in installments of $300,000, plus applicable interest, per year on December 31 of each year (commencing in 2018), with the balance due on December 31, 2023; and Mr. Justus's note on December 31 of each such year (commencing in 2018) is repayable in installments of $33,333 per year, plus applicable interest, on December 31 of each year, with the balance of $33,334 due on December 31, 2020.

In connection with that closing, Mr. Paulk retired, while Mr. Justus continued as President of Resource Plus and received an Executive Officer Employment Terms and Severance Agreement with RPI ("ETSA"), with a base salary of $200,000 per year (plus an incentive bonus), and a term of office and severance protection through January 1, 2020, subject to annual extensions in the discretion of the parties.

On January 9, 2018, the Company issued a press release (the "Release"), announcing that Acquisition. A copy of the Release is attached to this Current Report on Form 8-K (this "Report") as Exhibit 99.1 and is hereby incorporated by reference herein (into this Item 2.01 and this Report).

The foregoing summary of the Acquisition is qualified in its entirety by reference to the Release and to the SPAs, the above referenced notes, pledges, guaranties, and the ETSA, which are attached hereto as Exhibits 99.2 through 99.12 and are hereby incorporated by reference herein (into this Item 2.01 and this Report).

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under Item 2.01 above is hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

The information set forth under Item 2.01 above is hereby incorporated by reference into this Item 2.03.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. ("SGRP") and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2016 (as filed, the "Annual Report"), as filed with the SEC on April 17, 2017, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 18, 2017 (the "Proxy Statement"), which SGRP filed with the SEC on April 28, 2017, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the Annual Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 75 days after the date of the Acquisition.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 75 days after the date of the Acquisition.

(c)	Exhibits:

99.1	Press Release of the Registrant dated January 11, 2018.

99.2	Stock Purchase Agreement as of October 13, 2017, by and between the SPAR Marketing Force, Inc. ("SMF"), as buyer and Joseph L. Paulk, as seller (the "Resource Paulk SPA"); as filed herewith.

99.3	Stock Purchase Agreement as of October 13, 2017, by and between SMF, as buyer, and Richard Justus, as seller (the "Resource Justus SPA"); as filed herewith.

99.4	$2,600,000.00 secured Promissory Note from SMF to Joseph L. Paulk dated as of January 1, 2018 (the "Resource Paulk Note"); as filed herewith.

99.5	Securities Pledge and Escrow Agreement securing the Resource Paulk Note between SMF and Joseph L. Paulk dated as of January 1, 2018; as filed herewith.

99.6	Guaranty of the Resource Paulk Note by SPAR Group, Inc. ("SGRP"), in favor of Joseph L. Paulk dated as of January 1, 2018; as filed herewith.

99.7	$100,000.00 secured Promissory Note from SMF to Richard Justus dated as of January 1, 2018 (the "Resource Justus Note"); as filed herewith.

99.8	Securities Pledge and Escrow Agreement securing the Resource Justus Note between SMF and Richard Justus dated as of January 1, 2018; as filed herewith.

99.9	Guaranty of the Resource Justus Note by SGRP in favor of Joseph L. Paulk dated as of January 1, 2018; as filed herewith.

99.10	Executive Officer Employment Terms and Severance Agreement between RPI and Richard Justus dated as of January 1, 2018; as filed herewith.

99.11	First Amendment to Stock Purchase Agreement dated and effective as of January 1, 2018, by and between SMF and Joseph L. Paulk.

99.12	First Amendment to Stock Purchase Agreement dated and effective as of January 1, 2018, by and between SMF and. Richard Justus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date:	January 15, 2018
		By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Registrant dated January 11, 2018.

99.2	Stock Purchase Agreement as of October 13, 2017, by and between the SPAR Marketing Force, Inc. ("SMF"), as buyer and Joseph L. Paulk, as seller (the "Resource Paulk SPA"); as filed herewith.

99.3	Stock Purchase Agreement as of October 13, 2017, by and between SMF, as buyer, and Richard Justus, as seller (the "Resource Justus SPA"); as filed herewith.

99.4	$2,600,000.00 secured promissory note from SMF to Joseph L. Paulk dated as of January 1, 2018 (the "Resource Paulk Note"); as filed herewith.

99.5	Securities Pledge and Escrow Agreement securing the Resource Paulk Note between SMF and Joseph L. Paulk dated as of January 1, 2018; as filed herewith.

99.6	Guaranty of the Resource Paulk Note by SPAR Group, Inc. ("SGRP"), in favor of Joseph L. Paulk dated as of January 1, 2018; as filed herewith.

99.7	$100,000.00 secured Promissory Note from SMF to Richard Justus dated as of January 1, 2018 (the "Resource Justus Note"); as filed herewith.

99.8	Securities Pledge and Escrow Agreement securing the Resource Justus Note between SMF and Richard Justus dated as of January 1, 2018; as filed herewith.

99.9	Guaranty of the Resource Justus Note by SGRP in favor of Joseph L. Paulk dated as of January 1, 2018; as filed herewith.

99.10	Executive Officer Employment Terms and Severance Agreement between RPI and Richard Justus dated as of January 1, 2018; as filed herewith.

99.11	First Amendment to Stock Purchase Agreement dated and effective as of January 1, 2018, by and between SMF and Joseph L. Paulk.

99.12	First Amendment to Stock Purchase Agreement dated and effective as of January 1, 2018, by and between SMF and. Richard Justus.